GUARANTY AGREEMENT

                         Dated as of September 15, 1999

         This GUARANTY AGREEMENT (this "Guaranty" or this "Agreement") is made as of the date set forth above by EGLOBE/OASIS, INC., a Delaware corporation (the "Guarantor"), in favor of OUTSOURCED AUTOMATED SERVICES AND INTEGRATED SOLUTIONS, INC., a Delaware corporation ("OASIS").

         A. The Guarantor, OASIS, Oasis Reservations Services, Inc., a Delaware corporation (the "Company"), eGlobe, Inc., a Delaware corporation, and eGlobe/Oasis Reservations LLC, a Delaware limited liability company, have entered into a certain Contribution Agreement as of September 15, 1999 (the "Contribution Agreement"), pursuant to which OASIS has agreed to loan certain amounts to the Company (the "Loan").

         B. The Company's obligations with respect to the Loan are evidenced by that certain Promissory Note dated as of the date hereof, in the original principal amount of $451,400 made by the Company in favor of OASIS (the "Note") and secured by that certain Security Agreement dated as of the date hereof, made by the Company in favor of OASIS (the "Security Agreement").

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, and in order to induce OASIS to enter into the Contribution Agreement and to consummate the transactions contemplated thereby, the Guarantor agrees with OASIS as follows:

         ss.1. Guaranty. The Guarantor: (a) hereby irrevocably, absolutely and unconditionally guarantees the payment when due of all amounts payable under the Note and the timely satisfaction of all of the other obligations of every kind or description of the Company to OASIS under the Note and the Security Agreement (as such agreements may hereafter be extended or amended from time to time), whether such obligations are absolute or contingent and whether for payment or performance (all obligations of the Company referred to above in this Section 1 being the "Obligations," and each an "Obligation"); and (b) hereby irrevocably agrees to pay any and all costs and expenses (including reasonable attorneys' fees, and legal expenses, at every level) incurred by OASIS at any time or times in its good faith effort to enforce any rights under this Guaranty.

         ss.2. Guaranty Absolute; Reinstatement. The Guarantor guarantees that the Obligations will be satisfied strictly in accordance with the terms of the Note and the Security Agreement (and of any other documents relating thereto), as the same may hereafter be amended or extended from time to time, regardless of any law, regulation or order now or hereafter in effect in any jurisdictions affecting any of such terms or the rights of OASIS with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any change in the manner of satisfaction of, or in any other term of, all or any of the Obligations, or any other amendment, waiver or release of, or consent to any departure from, the Note and the Security Agreement;
                  (b) the voluntary or involuntary bankruptcy of the Company, and/or any assignment for the benefit of creditors, reorganization, receivership, liquidation or other similar proceedings affecting the Company or any of the Company's assets;

                  (c) any present or future action of any governmental authority amending, varying, reducing or otherwise affecting (or purporting to amend, vary, reduce or otherwise affect) any of the Obligations, or purporting to amend, vary or otherwise affect this Guaranty; and

                  (d) any other event or circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or the Guarantor.

         This Guaranty shall continue in effect, or be reinstated, if at any time any of the Obligations (though once paid by the Company, the Guarantor and/or any other person(s)) is reinstated, or if at any time any payment (by any person(s)) of any of the Obligations is rescinded or must otherwise be returned by OASIS upon the insolvency, bankruptcy or reorganization of the Company, or the Guarantor, all as though such payment had not been made.

         ss.3. Waiver. The Guarantor hereby irrevocably and unconditionally waives:

                  (a) promptness, diligence, notice of acceptance, presentment, demand, protest, notice of dishonor and all other notices with respect to any of the Obligations and this Guaranty;

                  (b) any requirement that OASIS protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against the Company, or the Guarantor or other person or entity or any collateral;

                  (c) any defense available to the Guarantor in its capacity as guarantor, including, without limitation, any defense based on any event or circumstance described in Section 2; and

                  (d) any duty of OASIS to advise the Guarantor of any information known to OASIS regarding the financial condition of the Company, or any other circumstance affecting the Company's ability to perform its obligations to OASIS, it being agreed that the Guarantor assumes the responsibility for the Guarantor's being and keeping informed regarding any such condition or any such circumstance.

         ss.4. No Subrogation Unless Obligations Paid. So long as any part of any of the Obligations is unpaid or this Guaranty is in effect (even if reinstated as provided in the last sentence of Section 2 hereof), the Guarantor shall have no right of subrogation, reimbursement, contribution or indemnity whatsoever and no right of recourse to or with respect to the Company or any of its assets or property, or any collateral or other security (including without limitation any other guaranty) for any of the Obligations, all of which rights are hereby unconditionally and irrevocably waived by the Guarantor. If any amount shall be paid to or recovered by the Guarantor contrary to the provisions of the preceding sentence, such amount shall be received by the Guarantor in trust for the benefit of OASIS and shall forthwith (without any demand by OASIS) be paid by the Guarantor to OASIS to be credited and applied first against any costs and expenses of the enforcement hereof, and then as provided at the end of Section 1 hereof. Upon (but only upon) payment in full of all the Obligations and all amounts payable under this Guaranty, the Guarantor shall be subrogated to any security interests and other interests, rights and claims which OASIS may have (with respect to the Obligations) in, to, against or with respect to the Company, any assets or property of the Company or any collateral or other security for any of the Obligations. However, if this Guaranty thereafter continues in effect, or is reinstated, pursuant to the last sentence of Section 2, then: (a) the Guarantor shall have no right of subrogation, reimbursement, contribution or indemnity whatsoever and no right of recourse to or with respect to the Company, any of its assets or property, or any collateral or other security for any of the Obligations; and (b) if any amount shall theretofore have been paid to or recovered by the Guarantor based on any right (or purported right) of subrogation, reimbursement, contribution or indemnity on the part of the Guarantor -- or based on any other right (or purported right) of recourse, on the part of the Guarantor, to or with respect to any assets or property of the Company or any collateral or other security for any of the Obligations -- then such amount shall forthwith be paid to OASIS by the Guarantor (without any demand by OASIS) to be credited and applied first against any costs and expenses of the enforcement hereof, and then as provided at the end of Section 1 hereof.

         ss.5. Representations and Warranties. The Guarantor hereby represents and warrants to OASIS (and shall be deemed to represent and warrant to OASIS every day hereafter until the termination of this Guaranty) that, as of the date of this Guaranty (and as of every other date on which such representation or warranty is deemed given):

                  (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Delaware; has full power and authority to execute, deliver and perform this Guaranty; has taken all corporate and legal actions that are necessary to authorize the execution, delivery and performance of this Guaranty.

                  (b) The execution, delivery and performance by the Guarantor of this Guaranty do not contravene law or regulations or any contractual restriction binding on or affecting the Guarantor, and will not result in any lien, security interest, charge or other encumbrance with respect to any property of the Guarantor under any other agreement or document binding upon the Guarantor or any of its property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any person or any governmental authority or regulatory body, is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

                  (d) The Guarantor has received adequate consideration for executing and delivering this Guaranty and will not be rendered insolvent thereby or left with unreasonably small capital to continue its businesses or left unable to pay its debts as they become due.

                  (e) This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with the terms hereof.

                  (f) There is no pending or threatened action or proceeding affecting the Guarantor before any court, governmental agency or arbitrator which may materially adversely affect the Guarantor's financial condition or the enforceability of this Guaranty.

                  (g) All of the recitals at the beginning of this Guaranty are true and correct as of the date of this Guaranty.

         ss.6. Covenants. The Guarantor covenants and agrees that, so long as any part of the Obligations shall remain unpaid, the Guarantor shall, unless OASIS shall otherwise consent in writing:

                  (a) Comply in all material respects with all laws, rules, regulations and orders applicable to it or to its property (such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property) non-compliance with which would have a material adverse effect on the value of this Guaranty to, or its enforceability by, OASIS.

                  (b) Keep proper books of record and account, in which full and correct entries will be made of all financial transactions and the assets and business of the Guarantor in accordance with fair and reasonable valuations and sound business practices.

                  (c) From time to time, upon the request of OASIS, provide to OASIS such current financial statements and other information relating to the Guarantor and its business as OASIS may reasonably require.

         ss.7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by OASIS, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         ss.8. Notices. All notices, requests, demands, directions and other communications provided for hereunder shall be in writing and mailed (certified or registered, prepaid and return receipt requested), telexed or telefaxed with written confirmation to the applicable party at the address indicated below:

   If to OASIS:                                Eastern Air Lines, Inc.
                                               1221 Brickell Avenue, Suite 1780
                                               Miami, Florida 33131

   If to the Guarantor:                        c/o EGLOBE, INC.
                                               1250 24th Street N.W., Suite 725
                                               Washington, D.C.  20037

All such notices and other communications shall, when mailed or faxed, respectively, be effective when deposited in the mails or received by facsimile with confirmation, respectively, addressed as aforesaid.

         ss.9. No Waiver; Remedies. No failure on the part of OASIS to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         ss.10. Continuing Guaranty; Termination. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until satisfaction in full of the Obligations and all other amounts payable under this Guaranty (and thereafter as provided in the last sentence of Section 2), and (b) be binding throughout upon the Guarantor and its successors and assigns, provided that Guarantor shall not have the right to assign its obligations and/or rights under this Guaranty without the prior written consent of OASIS.

         ss.11. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the law of Florida, without regard to its principles of conflicts of law.

         ss.12. Terminology. As used herein, "hereof," "hereunder," hereby," "herein" and similar terms refer to this Guaranty as a whole and not merely the
Section  in which they  appear.  As used  herein,  "attorneys'  fees"  includes,
without  limitation,   attorneys'  fees  incurred  by  OASIS  in  any  judicial,
bankruptcy, administrative or other proceedings and in any appellate proceedings, whether such proceedings arise before or after entry of a final judgment.

         ss.13. Severability. If any provision of this Guaranty shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Guaranty that can be given effect without the invalid provision, and, to that end, the provisions hereof are severable.

         ss.14. Further Assurances. The Guarantor shall, from time to time and at any time, take any actions and execute, deliver, file or register any documents which OASIS shall reasonably deem necessary or appropriate in order to preserve or protect the rights or remedies of OASIS under this Guaranty.

         ss.15. Construction. If any provision of this Guaranty is capable of more than one interpretation, it shall be interpreted, if possible, so as to render it enforceable. Captions in this Guaranty are included for convenience of reference only and shall in no way amplify, limit or otherwise constitute a part of this Guaranty for any other purpose.

         ss.16. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.


         ss.17. Jurisdiction. THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ANY ACTION OR PROCEEDING ARISING HEREUNDER OR RELATING HERETO THAT IS BROUGHT BY THE GUARANTOR SHALL BE TRIED BY THE FEDERAL OR STATE COURTS SITTING IN DADE COUNTY, FLORIDA. THE GUARANTOR IRREVOCABLY SUBMITS, IN ANY SUCH ACTION OR PROCEEDING THAT IS BROUGHT BY OASIS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT, IRREVOCABLY WAIVES THE DEFENSE OF LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR AN INCONVENIENT FORUM WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING, AND IRREVOCABLY AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE UPON THE GUARANTOR BY MAILING A COPY THEREOF TO THE GUARANTOR AT THE GUARANTOR'S ADDRESS AS PROVIDED HEREINABOVE, AS WELL AS BY ANY OTHER LAWFUL METHOD.

         ss.18. Jury Waiver. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS,
COUNTERCLAIMS AND THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY. THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OF OASIS NOR OASIS'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT OASIS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS JURY WAIVER. THE GUARANTOR ACKNOWLEDGES THAT THIS JURY WAIVER HAS BEEN A MATERIAL INDUCEMENT TO OASIS TO ENTER INTO THIS AGREEMENT.

         IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date first above written.

                                                     EGLOBE/OASIS, INC.

                                                     By:
                                                        -----------------------
                                                            (Signature)

                                                        -----------------------
                                                           (Print Name)

                                                     Title:
                                                           ---------------------
                                                                (CORPORATE SEAL)

         The undersigned hereby accepts delivery of this Guaranty, and agrees to all the terms and conditions of this Guaranty, as of the date first above written.

                                               OUTSOURCED AUTOMATED SERVICES AND
                                               INTEGRATED SOLUTIONS, INC.

                                                     By:
                                                        ------------------------
                                                            (Signature)

                                                        ------------------------
                                                           (Print Name)

                                                     Title:
                                                           ---------------------

                                                                (CORPORATE SEAL)
                                       7